EXHIBIT 99.1

Greatbatch, Inc. Provides Preliminary 2015 Revenue Results and 2016 Guidance

FRISCO, Texas , Jan. 11, 2016 (GLOBE NEWSWIRE) -- Greatbatch, Inc. (NYSE:GB), today provided preliminary 2015 revenue and guidance for 2016.  Greatbatch President and Chief Executive Officer, Thomas J. Hook, will provide further details and discuss the company’s strategy for long-term growth and profitability during meetings at the 34thannual J.P. Morgan Healthcare Conference in San Francisco.

In 2016, Greatbatch expects:

  Margin Expansion
    Leverage global operations footprint to improve our cost competitiveness while meeting the highest quality standards

  Organic Growth
    Drive incremental sales in core product lines through current customers and enrolling new customers
    Expand capabilities to create complete devices and systems in other markets across Greatbatch portfolio

  Nuvectra spinoff
    Opportunity for shareholders to acquire Nuvectra shares in a tax free transaction

The company’s guidance update is as follows:

(In millions)	2014 Pro Forma(1)	2015 Pro Forma(1) (2)	2016 Guidance(1) (2)	Change
Sales	$1,469	$1,443	~$1,470	~2%
Adjusted EBITDA	$307	$312	~$327	~5%
Adjusted EBITDA Margin	20.9%	21.6%	~22.3%	~70 bps
Share count	31,015	31,500	31,500	-

(1) Pro forma for Lake Region merger and Nuvectra spinoff. 2015 Sales results are preliminary and subject to revision.

(2) Our full year 2015 and 2016 Adjusted EBITDA guidance consists of estimated GAAP net income plus estimates of  i) interest expense, ii) taxes, iii) depreciation, iv) amortization of intangible assets, v) inventory step-up amortization, vi) IP related litigation charges, vii) stock-based compensation, viii) consolidation costs, ix) acquisition and integration costs, x) asset write-offs and severance, xi) debt extinguishment charges, and xii) non-cash gains/losses on investments. These amounts are not yet available for 2015 and 2016 and will be provided by the Company when available.

Greatbatch presentation and historical pro forma information can be found on the company’s website www.greatbatch.com.

About Greatbatch, Inc.

Greatbatch, Inc. (NYSE:GB) is one of the largest medical device outsource (MDO) manufacturers in the world serving the cardiac, neuromodulation, orthopaedics, vascular, advanced surgical and portable medical markets. The company provides innovative, high quality medical technologies that enhance the lives of patients worldwide. In addition, it develops batteries for high-end niche applications in energy, military, and environmental markets. The company's brands include Greatbatch Medical, Lake Region Medical and Electrochem. Additional information is available at www.greatbatch.com.

Forward-Looking Statements
Some of the statements in this press release, including the information provided under the caption “Financial Guidance,” are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements can be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or the negative of these terms or other comparable terminology. These statements are based on the Company’s current expectations. The Company’s actual results could differ materially from those stated or implied in such forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements include, among others, the following matters affecting the Company: our dependence upon a limited number of customers; customer ordering patterns; product obsolescence; our inability to market current or future products; pricing/vertical integration pressure from customers; our ability to timely and successfully implement our cost reduction and plant consolidation initiatives (including the consolidation of our Swiss Orthopaedic operations); our reliance on third party suppliers for raw materials, products and subcomponents; our inability to maintain high quality standards for our products; challenges to our intellectual property rights; product liability claims; our inability to successfully consummate and integrate acquisitions and to realize synergies; our unsuccessful expansion into new markets; our ability to realize a return on our substantial RD&E investments, including system and device products; our inability to obtain licenses to key technology; regulatory changes or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions and other risks and uncertainties described in the Company’s Annual Report on Form 10-K and in other periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking information in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Contact Information
Tony Borowicz
Vice President Business Development
716-759-5809